                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Paul F. Renne and Lawrence J. McCabe, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 relating to the H. J. Heinz Company Global Stock Purchase Plan and to sign any and all amendments to said Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 8th day of September 1999 by the following persons in the capacities indicated.

                 SIGNATURE                                            TITLE
                 ---------                                            -----

         /s/ ANTHONY J. F. O'REILLY                Chairman of the Board of Directors
--------------------------------------------
           Anthony J. F. O'Reilly

           /s/ WILLIAM R. JOHNSON                  President and Chief Executive Officer and
--------------------------------------------         Director (Principal Executive Officer)
             William R. Johnson

             /s/ PAUL F. RENNE                     Executive Vice President and Chief Financial
--------------------------------------------         Officer and Director (Principal Financial
               Paul F. Renne                         Officer)

          /s/ EDWARD J. MCMENAMIN                  Vice President and Corporate Controller
--------------------------------------------         (Principal Accounting Officer)
            Edward J. McMenamin

         /s/ WILLIAM P. SNYDER III                 Director
--------------------------------------------
           William P. Snyder III

           /s/ HERMAN J. SCHMIDT                   Director
--------------------------------------------
             Herman J. Schmidt

           /s/ ELEANOR B. SHELDON                  Director
--------------------------------------------
             Eleanor B. Sheldon

           /s/ SAMUEL C. JOHNSON                   Director
--------------------------------------------
             Samuel C. Johnson

            /s/ DONALD R. KEOUGH                   Director
--------------------------------------------
              Donald R. Keough

            /s/ S. DONALD WILEY                    Director
--------------------------------------------
              S. Donald Wiley

           /s/ DAVID R. WILLIAMS                   Director
--------------------------------------------
             David R. Williams

           /s/ NICHOLAS F. BRADY                   Director
--------------------------------------------
             Nicholas F. Brady

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
                 SIGNATURE                                            TITLE
                 ---------                                            -----
            /s/ EDITH E. HOLIDAY                   Director
--------------------------------------------
              Edith E. Holiday

             /s/ CANDACE KENDLE                    Director
--------------------------------------------
               Candace Kendle

             /s/ MARY C. CHOKSI                    Director
--------------------------------------------
               Mary C. Choksi

           /s/ JAMES M. ZIMMERMAN                  Director
--------------------------------------------
             James M. Zimmerman

        /s/ LEONARD S. COLEMAN, JR.                Director
--------------------------------------------
          Leonard S. Coleman, Jr.

         /s/ A. G. MALCOLM RITCHIE                 Director
--------------------------------------------
           A. G. Malcolm Ritchie